UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange
Act of 1934
November 3, 2022
Date of Report (date of Earliest Event Reported)


ORIGINAL SIXTEEN TO ONE MINE INCORPORATED
(Exact Name of Registrant as Specified in its Charter)







CALIFORNIA

001-10156

94-0735390
(State or Other
Jurisdiction of
Incorporation or
Organization)

(Commission File
No.)

(I.R.S. Employer
Identification No.)

P.O. Box 909, Alleghany, California 959910
 (Address of principal executive offices and zip code)
(720) 673-7484
(Registrant?s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

        Title of
each class
 Trading
Symbol(s)
      Name of each exchange on
which registered
Common
OSTO
                 OTC-Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as de?ned in Rule 405 of the Securities Act of 1933 (?230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (?240.12b-2 of this chapter).


Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ?nancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.









Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
      Original Sixteen to One Mine Incorporated (the ?Company?) has announced that as of November 3, 2022, shareholders of the Company holding a majority of the shares of stock of the Company voted to dismiss the existing members of the Board of Directors and Officers of the Company and elected the following persons to serve as the Board of Directors of the Company: Douglas Charlton, Dave Conner, and Charles Crompton. The newly elected Board of Directors has elected the following persons to serve as Officers of the Company until the next annual meeting of the Board of Directors of the Company. Mr. Douglas Charlton will serve as Chief Executive Officer, President and Secretary of the Company and Mr. Dave Connor will serve as the Chief Financial Officer. Attached as Exhibit A to this Form 8-K is a copy of the Press Release issued by the Company.
      The members of the Board of Directors and Officers of the Company are currently serving without compensation from the Company have yet to be negotiated and agreed to by the parties.

SIGNATURE
      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINAL SIXTEEN TO ONE
MINE INCORPORATED

Date: January 25, 2023						By: /s/
Douglas Charlton
								Name:	Douglas
Charlton
								Title:	President







Exhibit A


Original Sixteen to One Mine, Inc. For immediate release

Douglas Charlton President and CEO
Original Sixteen to One Mine, Inc. PO Box 970
Alleghany, CA 9510

A special Shareholders meeting of the Original Sixteen to One Mine was noticed and called to order in the Map Room at the mine on November 3, 2022, at 11:00 AM.
First item on the agenda was a vote to replace the existing board of the Original Sixteen to One Mine. There are 14,870,631 shares outstanding, 9,096,839 voted to replace the board, 12,175 voted not to replace and 11,965 voted no preference.
Second item was to elect 3 new board members, Douglas Charlton, David Conner, and Charles Crompton.
The meeting was adjourned.

Notice regarding forward-looking statements
This news release may contain forward-looking statements or information. Forward-looking statements or information include statements regarding the expectations and beliefs of management. Forward-looking statements or information include, but are not limited to, statements or information with respect to known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Forward-looking statements or information are subject to a variety of risks and uncertainties which could cause actual events or results to differ from those reflected in the forward-looking statements or information, including, without limitation, risks and uncertainties relating to obtaining financing to meet the Company?s current or future plans and other risks and uncertainties, including those described under ?Risk Factors? in the Company?s Annual Report on Form 10-K which is on file with the Securities and Exchange Commission, as well as the Company?s other SEC filings. Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements. Accordingly, readers are advised not to place undue reliance on forward-looking statements or information. The Company does not undertake any obligation to release publicly revisions to any ?forward-looking statement,? to reflect event or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as is required under applicable securities laws.



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